                                                                   EXHIBIT 10.29

                   SECOND AMENDMENT TO SHAREHOLDERS AGREEMENT


     This Second Amendment to Shareholders Agreement ("Second Amendment") is entered into as of May 16, 2000 among US Unwired Inc., a Louisiana corporation (the "Company"); The 1818 Fund III, L.P., a Delaware limited partnership (the "Fund"); TCW/Crescent Mezzanine Partners II, L.P., TCW/Crescent Mezzanine Trust II, TCW Shared Opportunity Fund II, L.P., TCW Shared Opportunity Fund IIB, LLC, TCW Shared Opportunity Fund III, L.P., TCW Leveraged Income Trust II, L.P., TCW Leveraged Income Trust, L.P., each of which is a Delaware entity, and Brown University Third Century Fund (collectively, the "TCW Entities"); and the shareholders of the Company listed on the signature pages hereto.


                                    RECITALS
                                    --------

     A. The Company, the Fund and the shareholders of the Company listed on the signature pages hereto entered into that certain Shareholders Agreement (the "Shareholders Agreement") dated as of October 29, 1999.

     B. The parties to the Shareholders Agreement and the TCW Entities entered into that certain First Amendment to Shareholders Agreement ("First Amendment") dated as of February 15, 2000.

     C. The Company has filed a Registration Statement on Form S-1, No. 333-33964 (the "Registration Statement"), with the Securities and Exchange Commission ("SEC") relating to an initial public offering of the Class A Common Stock, par value $.01 per share, of the Company (the "IPO").

     D. The parties to the Shareholders Agreement desire to amend the Shareholders Agreement, as previously amended by the First Amendment (as so amended, the "Amended Shareholders Agreement"), effective at the time the SEC declares the Registration Statement to be effective (the "Effective Time"), to delete from the Shareholders Agreement the provisions of Sections 3.1, 3.2 and 3.3, and to amend the provisions of Section 3.4.

     NOW, THEREFORE, in consideration of the mutual promises and agreements set forth herein, the parties hereto agree as follows:

     1. At the Effective Time, Sections 3.1, 3.2 and 3.3 of the Shareholders Agreement shall be deleted in their entirety from the Shareholders Agreement and
Section 3.4 of the Shareholders Agreement shall be amended to read in its entirety as follows:

                    "3.4 Company Actions. So long as the Purchaser and its Affiliates hold, in the aggregate, at least 50% of the shares of Common Stock issued or issuable upon conversion of the Preferred Stock (whether or not the shares of Preferred Stock have been converted), Purchaser may designate two (2) individuals (each a "Purchaser Company Director" and together, the "Purchaser Company Directors") to be nominated for election (or reelection as the case may be) as directors of the Company. So long as the Purchaser and its Affiliates hold, in the aggregate, at least 25% of the shares of Common Stock issued or issuable upon conversion of the Preferred Stock (whether or not the shares of Preferred Stock have been converted), Purchaser may designate one (1) Purchaser Company Director. The Company shall cause any Purchaser Company Director to be included in the slate of nominees recommended by the Board to the Company's shareholders for election as directors, and the Company shall use its best efforts to cause the election of such nominee, including voting all shares for which the Company holds proxies (unless otherwise directed by the shareholder submitting such proxy) or is otherwise entitled to vote, in favor of the election of such person. If, at any time when Purchaser has the ownership required to designate a Purchaser Company Director, a vacancy is created on the Board by reason of incapacity, death, removal or resignation of such Purchaser Company Director, the Company shall take all action necessary to cause the election of the individual designated by the Purchaser to fill such vacancy."

If the Effective Time has not occurred on or before June 30, 2000, or if the Effective Time has by then occurred but the closing of the IPO has not occurred by June 30, 2000, then in either of those events this Second Amendment shall be null and void.

     2. Except as expressly amended by this Second Amendment, the terms and provisions of the Amended Shareholders Agreement shall continue in full force and effect.

     3.   This Second Amendment may be executed in counterparts.

     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed and delivered individually or by the respective officers or partners hereunto duly authorized as of the date above written.

                                    US UNWIRED INC.

                                    By  /s/ Authorized Officer
                                        -------------------------------------
                                            Name:
                                                 --------------------------
                                            Title:
                                                  -------------------------

                                    THE 1818 FUND III, L.P.

                                    By:  Brown Brothers Harriman & Co.,
                                         its general partner

                                         By: /s/ Lawrence C. Tucker
                                            -------------------------------
                                            Name:  Lawrence C. Tucker, Partner
                                            Title: Brown Brothers Harriman & Co.
                                                   -------------------------

                                    /s/ William L. Henning, Sr.
                                    ---------------------------------------
                                    William L. Henning, Sr.

                                    /s/ William L. Henning, Jr.
                                    ---------------------------------------
                                    William L. Henning, Jr.

                                    /s/ John A. Henning
                                    ---------------------------------------
                                    John A. Henning

                                    /s/ Thomas G. Henning
                                    ---------------------------------------
                                    Thomas G. Henning

TCW Leveraged Income Trust, L.P.

By: TCW Investment Management Company, as Investment Advisor



By: /s/ Jean-Marc Chapus
   -----------------------------------------------------------
Name:  Jean-Marc Chapus
Title: Managing Director



By: TCW Advisors (Bermuda), Ltd., as general partner



By: /s/ Mark L. Attanasio
   -----------------------------------------------------------
Name:  Mark L. Attanasio
Title: Group Managing Director

TCW Leveraged Income Trust II, L.P.

By: TCW Investment Management Company, as Investment Advisor



By: /s/ Jean-Marc Chapus
   ---------------------------------------------------------------
Name:  Jean-Marc Chapus
Title: Managing Director


By: TCW (LINC II), L.P., as general partner


By: TCW Advisors (Bermuda), Ltd., as its general partner



By: /s/ Mark L. Attanasio
   ---------------------------------------------------------------
Name:  Mark L. Attanasio
Title: Group Managing Director

TCW Shared Opportunity Fund III, L.P.

By: TCW Asset Management Company,
    its Investment Advisor



By: /s/ Mark L. Attanasio
   ---------------------------------------------
Name:  Mark L. Attanasio
Title: Group Managing Director



By: /s/ Jean-Marc Chapus
   ---------------------------------------------
Name:  Jean-Marc Chapus
Title: Managing Director

Shared Opportunity Fund IIB, LLC

By: TCW Asset Management Company,
    its Investment Advisor



By: /s/ Mark L. Attanasio
   -------------------------------------------
Name:  Mark L. Attanasio
Title: Group Managing Director



By: /s/ Jean-Marc Chapus
   -------------------------------------------
Name:  Jean-Marc Chapus
Title: Managing Director

TCW Shared Opportunity Fund II, L.P.

By: TCW Investment Management Company,
    its Investment Advisor



By: /s/ Mark L. Attanasio
   -------------------------------------
Name:  Mark L. Attanasio
Title: Group Managing Director



By: /s/ Jean-Marc Chapus
   -------------------------------------
Name:  Jean-Marc Chapus
Title: Managing Director

TCW/Crescent Mezzanine Partners II, L.P.
TCW/Crescent Mezzanine Trust II

By:  TCW/Crescent Mezzanine II, L.P.
     its general partner or managing owner

By:  TCW/Crescent Mezzanine, L.L.C.
     its general partner



By: /s/ Jean-Marc Chapus
   ------------------------------------------
Name:  Jean-Marc Chapus
Title: President

BROWN UNIVERSITY THIRD CENTURY FUND

By: /s/ Mark L. Attanasio
   ------------------------------------------
Name:  Mark Attanasio,
       its Investment Advisor